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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 13, 2003

FAO, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-19536 (Commission File Number)	95-3971414 (IRS Employer Identification No.)
2520 Renaissance Boulevard King of Prussia, Pennsylvania 19406 (Address of Principal Executive Offices) (Zip Code)
Mr. Jerry R. Welch President and Chief Executive Officer 2520 Renaissance Boulevard King of Prussia, Pennsylvania 19406 (Name and Address of Agent For Service)

(610) 292-6600
(Telephone Number, Including Area Code, of Agent for Service)

Item 3. Bankruptcy or Receivership.

        On January 13, 2003, FAO, Inc. (the "Company") and four of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of the United State Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") (Case No. 03-10119). The Debtors will continue to manage their properties and operate their businesses as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. On January 13, 2003, the Company issued a press release relating to the foregoing. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit Number	Description
99.1	Press Release dated January 13, 2003, "FAO, Inc. to Complete Restructuring through Chapter 11"

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAO, INC.
Date: January 13, 2003	/s/ JERRY R. WELCH Jerry R. Welch President and Chief Executive Officer

INDEX TO EXHBITIS

Exhibit Number	Description
99.1	Press Release dated January 13, 2003, "FAO, Inc. to Complete Restructuring through Chapter 11"

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  Item 3. Bankruptcy or Receivership .
  Item 7. Financial Statements and Exhibits .
INDEX TO EXHBITIS